SUPPLEMENT TO
FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

FIDELITY INTERNATIONAL VALUE FUND HAS BEEN RENAMED FIDELITY AGGRESSIVE INTERNATIONAL FUND. ALL REFERENCES TO INTERNATIONAL VALUE FUND
THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH AGGRESSIVE
INTERNATIONAL FUND.

On February 17, 2000, the funds' Board of Trustees authorized the adoption of a redemption fee of 1.00% of the amount redeemed on shares held less than 30 days that are redeemed after May 31, 2000.

The following information replaces the first three bullets, found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Summary" section on page P-4.

(small solid bullet) Normally investing at least 65% of total assets in foreign securities, including securities of issuers located in emerging markets.

(small solid bullet) Normally investing primarily in common stocks.

The following information replaces the similar information found under the heading "Principal Investment Risks" for International Value Fund in the "Investment Summary" section on page P-4.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

The following information found under the heading "Principal
Investment Risks" for International Value Fund in the "Investment
Summary" section on page P-4 has been removed.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

The following information replaces the similar information found in the "Performance" section on page P-5.

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Global Balanced also compares its performance to the performance of an additional index over various periods of time. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found in the "Fee Table" section on page P-9.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on         None
purchases and reinvested
distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  1.00%
less than 30 days that are
redeemed after May 31, 2000
(as a % of amount redeemed)

Annual account maintenance     $12.00
fee  (for accounts under
$2,500)

The following information replaces the first two paragraphs found under the heading "Principal Investment Strategies" for International Value Fund in the "Investment Details" section on page P-11.

FMR normally invests at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets. FMR normally invests the fund's assets primarily in common stocks.

The following information found under the heading "Principal
Investment Risks" in the "Investment Details" section on page P-12 has been removed.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

The following information replaces the first two paragraphs found under the heading "Selling Shares" in the "Buying and Selling Selling Shares" section on page P-17.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces similar information found in the "Account Features and Policies" section on page P-20.

If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

The following information supplements the information found under the heading "Fund Management" in the "Fund Services" section on page P-22.

Douglas Chase is manager of the U.S. equity portion of Worldwide, which he has managed since September 1999. Previously, he managed other Fidelity funds. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan.

   The following information replaces similar information found under the heading "Fund Management" in the "Fund Services"section beginning on page P-22.

   FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY GLOBAL BALANCED FUND, FIDELITY INTERNATIONAL GROWTH & INCOME FUND, FIDELITY DIVERSIFIED INTERNATIONAL FUND, FIDELITY AGGRESSIVE INTERNATIONAL FUND, FIDELITY OVERSEAS FUND AND FIDELITY WORLDWIDE FUND FUNDS OF FIDELITY INVESTMENT TRUST
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

FIDELITY INTERNATIONAL VALUE FUND HAS BEEN RENAMED FIDELITY AGGRESSIVE INTERNATIONAL FUND. ALL REFERENCES TO INTERNATIONAL VALUE FUND
THROUGHOUT THIS SAI SHOULD BE REPLACED WITH AGGRESSIVE INTERNATIONAL
FUND.

On February 17, 2000, the funds' Board of Trustees authorized the adoption of a redemption fee of 1.00% of the amount redeemed on shares held less than 30 days that are redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUBHEADING "INVESTMENT LIMITATIONS OF INTERNATIONAL VALUE FUND" IN THE "INVESTMENT POLICIES AND LIMITATIONS"SECTION ON PAGE 6.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "RETURN CALCULATIONS" IN THE "PERFORMANCE" SECTION ON PAGE 26.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee, or small account fee. Excluding a fund's short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND UNDER THE HEADING "HISTORICAL FUND RESULTS" IN THE "PERFORMANCE"
SECTION ON PAGE 27.

Returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 30 days that are redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "GLOBAL BALANCED" IN THE "PERFORMANCE" SECTION ON PAGE 28.

Explanatory Notes: With an initial investment of $10,000 in Global Balanced on February 1, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,134. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,700 for dividends and $290 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INTERNATIONAL GROWTH & INCOME" IN THE "PERFORMANCE" SECTION ON PAGE 28.

Explanatory Notes: With an initial investment of $10,000 in International Growth & Income on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,414. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,935 for dividends and $1,911 for capital gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge (which was in effect during the period January 1, 1991 through June 1, 1994). The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "DIVERSIFIED INTERNATIONAL" IN THE "PERFORMANCE" SECTION ON PAGE 29.

Explanatory Notes: With an initial investment of $10,000 in Diversified International on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,405. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $930 for dividends and $2,140 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INTERNATIONAL VALUE" IN THE "PERFORMANCE" SECTION ON PAGE 29.

Explanatory Notes: With an initial investment of $10,000 in Aggressive International on November 1, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,053. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $220 for dividends and $800 for capital gain distributions. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING"OVERSEAS" IN THE "PERFORMANCE" SECTION ON PAGE 30.

Explanatory Notes: With an initial investment of $10,000 in Overseas on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,207. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,312 for dividends and $3,605 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge, which was waived through June 30, 1995 and eliminated as of July 1, 1995. Prior to May 1994, the fund imposed a 3% sales charge, which is no longer in effect and is not included in the figures above. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "WORLDWIDE" IN THE "PERFORMANCE" SECTION ON PAGE 30.

Explanatory Notes: With an initial investment of $10,000 in Worldwide on May 30, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,483. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,140 for dividends and $2,790 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND UNDER THE HEADING "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 32.

Global Balanced may compare its performance to that of the Fidelity Global Balanced Composite Index which is a hypothetical representation of the performance of the fund's general investment categories and uses a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Global Balanced Composite Index: Morgan Stanley Capital International World Index for the equity category and the Salomon Brothers World Government Bond Index for the bond category. The index weightings of the Fidelity Global Balanced Composite Index are rebalanced monthly.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is a market value-weighted index of debt issues traded in 14 world government bond markets. Issues included in the Index have fixed-rate coupons and maturities of one year or more.

THE FOLLOWING INFORMATION FROM THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 34 HAS BEEN REMOVED.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

RICHARD A. SILVER (53), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 34.

   J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), HCA - The Healthcare Company (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

   MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 34.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 37.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                     Edward C. Johnson 3d**  Abigail P. Johnson **  Ralph F. Cox  Phyllis Burke Davis  Robert M. Gates
FUND

Global BalancedB                $ 0                     $ 0                    $ 29          $ 28                 $ 29

International Growth & IncomeB  $ 0                     $ 0                    $ 260         $ 249                $ 258

Diversified InternationalB      $ 0                     $ 0                    $ 725         $ 697                $ 721

Aggressive InternationalB       $ 0                     $ 0                    $ 128         $ 123                $ 127

OverseasB,C,D                   $ 0                     $ 0                    $ 1,151       $ 1,104              $ 1,142

WorldwideB                      $ 0                     $ 0                    $ 286         $ 275                $ 284

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                    $ 223,500     $ 220,500            $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                      E. Bradley Jones ****  Donald J. Kirk  Ned C. Lautenbach***  Peter S. Lynch **  William O. McCoy
FUND

Global BalancedB                $ 29                   $ 28            $ 2                   $ 0                $ 29

International Growth & IncomeB  $ 258                  $ 256           $ 23                  $ 0                $ 258

Diversified InternationalB      $ 721                  $ 716           $ 76                  $ 0                $ 721

Aggressive InternationalB       $ 127                  $ 126           $ 11                  $ 0                $ 127

OverseasB,C,D                   $ 1,142                $ 1,134         $ 99                  $ 0                $ 1,142

WorldwideB                      $ 284                  $ 282           $ 22                  $ 0                $ 284

TOTAL COMPENSATION FROM THE     $ 222,000              $ 226,500       $ 0                   $ 0                $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A   Gerald C. McDonough  Marvin L.  Mann  Robert C. Pozen**  Thomas R. Williams
FUND

Global BalancedB                $ 35                 $ 29             $ 0                $ 28

International Growth & IncomeB  $ 319                $ 258            $ 0                $ 253

Diversified InternationalB      $ 893                $ 721            $ 0                $ 706

Aggressive InternationalB       $ 157                $ 127            $ 0                $ 125

OverseasB,C,D                   $ 1,413              $ 1,142          $ 0                $ 1,119

WorldwideB                      $ 351                $ 284            $ 0                $ 279

TOTAL COMPENSATION FROM THE     $ 273,500            $ 220,500        $ 0                $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $532; Phyllis Burke Davis, $532; Robert M. Gates, $532; E. Bradley Jones, $532; Donald J. Kirk, $532; William O. McCoy, $532; Gerald C. McDonough, $621; Marvin L. Mann, $532; and Thomas R. Williams, $532.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $445, Overseas Fund; Marvin L. Mann, $77, Overseas Fund; William O. McCoy, $445, Overseas Fund; and Thomas R. Williams, $445, Overseas Fund.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 41.

       SUB-ADVISERS.    On behalf of each fund, FMR has entered into
sub-advisory agreements with F    MR U.K., FMR    Far East, and FIIA.
FIIA, in turn, has entered into a sub-advisory agreement with FIIA (U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 41.

   For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

   (small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

   (small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 42.

   For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

   (small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

   (small solid bullet) FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

       (small solid bullet)    FIIA pays FIIA(U.K.)L a fee equal to a
percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets        Annualized Fee Rate

 from $0 - $500 million      0.30%

 $500 million - $1 billion   0.25%

 over $1 billion             0.20%

   FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

   (small solid bullet) FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets          Annualized Fee Rate

 from $0 - $200 million        0.30%

 $200 million - $500 million   0.25%

 over $500 million             0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST " SECTION ON PAGE 45.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Global Balanced, International Growth & Income, and Overseas. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, served as independent accountant for Aggressive International for the fiscal period ended October 31, 1999. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Diversified International and Worldwide. Effective January 20, 2000, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Aggressive International for the fiscal period ending October 31, 2000. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999 PROSPECTUS

On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000, of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

   The following information replaces similar information found under the heading "Principal Investment Risks" for Canada Fund in the "Investment Summary"section on page P-3.

   (small solid bullet)     GEOGRAPHIC CONCENTRATION IN CANADA.    The
Canadian economy can be significantly affected by the U.S. economy and the price of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market. A small number of companies and industries represent a large portion of the Canadian market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

The following information supplements the information found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Summary" section on page P-4.

(small solid bullet) Potentially investing in securities of other
Southeast Asian issuers, such as Taiwanese issuers.

The following information supplements the information found under the heading "Principal Investment Risks" for Hong Kong and China Fund in the "Investment Summary" section beginning on page P-4.

   (small solid bullet)     GEOGRAPHIC CONCENTRATION IN SOUTHEAST
ASIA.    Most Southeast Asian economies are generally considered
emerging markets and are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile. A small number of companies and industries represent a large portion of the Southeast Asian market as a whole, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments. The Taiwanese economy can be significantly affected by security threats from the People's Republic of China. Currency issues and economic competition also can significantly affect Taiwan's economic growth.

   The following information replaces similar information found under the heading "Principal Investment Risks" for Southeast Asia Fund in the "Investment Summary" section beginning on page P-4.

   (small solid bullet)     GEOGRAPHIC CONCENTRATION IN SOUTHEAST
ASIA.    Most Southeast Asian economies are generally considered
emerging markets and are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile. A small number of companies and industries represent a large portion of the Southeast Asian market as a whole, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page P-12.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective March 1, 2000, for Europe Fund and Europe Capital Appreciation Fund.

The following information replaces similar information found in the "Fee Table" section on page P-13.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)    3.00%A
on purchases (as a % of
offering price) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
Pacific Basin Fund, and
Southeast Asia Fund only

Sales charge (load) on         None
reinvested distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  1.50%
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only

Redemption fee on shares held  1.50%
less than 90 days that are
redeemed after May 31, 2000
(as a % of amount redeemed)
for Pacific Basin Fund only

Redemption fee on shares held  1.00%
less than 90 days that are
redeemed on or before May
31, 2000 (as a % of amount
redeemed) for Pacific Basin
Fund only

Redemption fee on shares held  1.00%
less than 30 days (as a % of
amount redeemed) for Europe
Fund and Europe Capital
Appreciation Fund only

Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)

A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

The following information replaces similar information found in the "Fee Table" section on page P-14.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

HONG KONG AND CHINA FUND      Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.61%

                              Total annual fund operating  1.34%
                              expenses

JAPAN SMALLER COMPANIES FUND  Management fee               0.72%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.35%

                              Total annual fund operating  1.07%
                              expenses

NORDIC FUND                   Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.54%

                              Total annual fund operating  1.27%
                              expenses

The following information replaces similar information found in the "Fee Table" section on page P-15.

EUROPE FUND                  1 year    $ 98

                             3 years   $ 306

                             5 years   $ 531

                             10 years  $ 1,178

EUROPE CAPITAL APPRECIATION  1 year    $ 109
FUND

                             3 years   $ 340

                             5 years   $ 590

                             10 years  $ 1,306

The following information replaces the similar information found under the heading "Principal Investment Strategies" for Hong Kong and China Fund in the "Investment Details" section on page P-18.

FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR may also invest the fund's assets in other Southeast Asian issuers such as Taiwanese issuers. FMR normally invests the fund's assets primarily in common stocks.

The following information supplements the information found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page P-20.

The TAIWANESE economy can be significantly affected by security threats from the People's Republic of China. In addition, the Taiwanese economy can be significantly affected by currency fluctuations and increasing competition from Asia's low-cost emerging economies.

   The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page P-20.

   The     HONG KONG AND CHINESE    economies are dependent on the
economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. A small number of industries, including the commercial banking industry and the cellular and communications services industry, represent a large portion of the Hong Kong and Chinese market as a whole. The Hong Kong and Chinese market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, China Telecom (Hong Kong) Ltd., HSBC Holdings, and Hutchison Whampoa Ltd., accounted for approximately 25%, 22%, and 12%, respectively, of the Hang Seng Index. The commercial banking industry can be significantly affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region. The cellular and communications services industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is highly regulated by the Chinese government. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both countries.

   The     SOUTHEAST ASIA    economies are generally in recessions.
Many of their economies are characterized by high inflation, undeveloped financial services sectors, and heavy reliance on international trade. Currency devaluations or restrictions, political and social instability, and general economic conditions have resulted in significant market downturns and volatility. A small number of industries represent a large portion of the Southeast Asian market as a whole. The Southeast Asian market also tends to be relatively concentrated in certain issuers. For example, as of May 31, 2000, Samsung Electronics accounted for approximately 11% of the MSCI AC Far East Free ex Japan Index.

       CANADA.    The Canadian and U.S. economies are closely
integrated. The United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. The Canadian economy is very dependent on the demand, supply, and price of natural resources. A small number of industries, including the telephone equipment industry, represent a large portion of the Canadian market. The Canadian market also tends to be relatively concentrated in certain issuers. For example, as of June 15, 2000, Nortel Networks accounted for approximately 32% of the TSE 300 Index. The telephone equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their of their products are sold. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

   The     NORDIC    economies are dependent on the export of natural
resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark, and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. A small number of industries, including the television and radio communications equipment industry, represent a large portion of the Nordic market as a whole. The Nordic market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, Nokia Corporation and Ericsson (LM) Telephone Co. accounted for approximately 36% and 21%, respectively, of the FT/S&P-Actuaries World Nordic Index. The television and radio communications equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold.

       LATIN AMERICA.    The economies of countries in Latin America
are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of industries, including the telephone services industry, represent a large portion of the Latin American market as a whole. The Latin American market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, Telefonos De Mexico SA accounted for approximately 14% of the MSCI Emerging Markets Free-Latin America Index. The telephone services industry can be significantly affected by increasing competition, government regulation, and financing difficulties.

The following information replaces the first three paragraphs found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page P-23.

The price to buy one share of Europe Fund or Europe Capital Appreciation Fund is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

The following information replaces the second paragraph found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page P-25.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. Europe Fund and Europe Capital Appreciation Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. Pacific Basin Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares on or before May 31, 2000 after holding them less than 90 days, and will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after May 31, 2000 after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information under the heading "Features" found in the "Account Features and Policies" section on page P-27.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES
Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

                             (small solid bullet) Because
                             of Canada Fund's, Emerging
                             Markets Fund's, Hong Kong
                             and China Fund's, Japan
                             Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, and Southeast Asia
                             Fund's front-end sales
                             charge, you may not want to
                             set up a systematic
                             withdrawal program when you
                             are buying Canada Fund's,
                             Emerging Markets Fund's,
                             Hong Kong and China Fund's,
                             Japan Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, or Southeast Asia
                             Fund's shares on a regular
                             basis.

The following information replaces similar information found in the "Fund Management" section on page P-30.

Ian Hart is manager of Europe Capital Appreciation Fund, which he has managed since April 2000. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.

Patricia Satterthwaite is vice president and lead manager of Latin America Fund, and vice president and manager of Emerging Markets Fund, which she has managed since April 1993 and April 2000, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.

Yoko Ishibashi is manager of Japan Fund, which she has managed since June 2000. Since joining Fidelity in 1994, Ms. Ishibashi has worked as an analyst and manager.

   The following information replaces similar information found in the "Fund Management" section on page P-30.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

   FMR pays FMR U.K., FMR Far East and FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing sub-advisory services.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund.

FDC collects the sales charge.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    Sales Charge

Ranges              As a % of offering price  As an approximate % of net
                                              amount invested

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 or more  none                      none

FDC may pay a portion of sales charge proceeds to securities dealers who have sold Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge will not apply:

SUPPLEMENT TO
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND (FORMERLY FIDELITY JAPAN SMALL COMPANIES FUND), FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, AND FIDELITY SOUTHEAST ASIA FUND
DECEMBER 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED ELIMINATION OF EACH FUND'S 3.00% FRONT-END SALES CHARGE. BEGINNING MARCH 1, 2000, PURCHASES OF SHARES OF THE FUNDS WILL NOT BE SUBJECT TO A SALES CHARGE.

IN ADDITION, ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY EUROPE FUND AND FIDELITY EUROPE CAPITAL APPRECIATION FUND AUTHORIZED THE REDUCTION OF EACH FUND'S REDEMPTION FEE PERIOD FROM 90 DAYS TO 30 DAYS. REDEMPTIONS AFTER FEBRUARY 29, 2000 OF SHARES HELD LESS THAN 30 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.00% OF THE AMOUNT REDEEMED.

ON FEBRUARY 17, 2000, THE BOARD OF TRUSTEES OF FIDELITY PACIFIC BASIN FUND APPROVED INCREASING THE REDEMPTION FEE FROM 1.00% TO 1.50%. REDEMPTIONS AFTER MAY 31, 2000 OF SHARES HELD LESS THAN 90 DAYS WILL BE SUBJECT TO A REDEMPTION FEE OF 1.50% OF THE AMOUNT REDEEMED.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING CANADA" SECTION ON PAGE 22.

       ECONOMIC.    The telephone equipment industry comprised a major
segment of the Canadian market, as represented by the Toronto Stock Exchange 300 Index as of June 15, 2000. The telephone equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

   In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING EUROPE" SECTION ON PAGE 23.

       NORDIC COUNTRIES.    Faced with stronger global competition,
the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

   The television and radio communications equipment industry comprised a major segment of the Nordic market as a whole, as represented by the Financial Times/S&P-Actuaries World Nordic Index as of June 19, 2000. The television and radio communications equipment industry has been dominated by companies whose principal business is the development and manufacture of mobile phones, networks, and systems for cellular and fixed networks. These companies have attainted a major share of the world's wireless phone market in a highly competitive global marketplace. The pace of technological innovation in the television and radio communications equipment industry has been rapid, and communications companies continually face the risk that their products will be made obsolete. To maintain their competitive edge, television and radio communications equipment companies have been acquiring companies that offer new technologies, such as Internet equipment developers, or have allied with other top information technology businesses. These acquisitions and alliances can substantially alter the relative competitive position of a television and radio communications equipment company. Multiple digital standards create confusion and technical difficulties in penetrating markets, which can force carriers to price their services aggressively and cut profit margins in an attempt to accelerate demand. Oversupply of handsets has been a frequent problem in the cellular industry as demand fails to meet projections or new product innovations make older models less attractive to buyers. Excess capacity could drive down pricing and slow revenue growth. Because emerging markets have accounted for 25% to 30% of the market for cellular handsets, with China accounting for as much as 15% of the total, the television and radio communications equipment industry could be vulnerable to any economic or currency weakness or political instability in these countries.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)"
SECTION ON PAGE 25.

       CHINA AND HONG KONG.    As with all transition economies,
China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

   The commercial banking industry and the cellular and communications services industry each comprised a major segment of the Hong Kong and Chinese market as a whole, as represented by the Hang Seng Index as of June 19, 2000. In recent years, Hong Kong has been subjected to speculative attacks on its currency, which have sent interest rates soaring and its stock markets into sharp declines. Companies in the commercial banking industry are particularly sensitive to interest rate fluctuations, and, if the government continues its U.S. dollar peg policy, it risks further attacks on its currency and possible upward pressure on interest rates. While the Hong Kong Stock Exchange has implemented an electronic order-matching system that has virtually eliminated front-running by brokers, there are still no specific regulations against insider trading. Small, often family-run, brokerages sometimes wield undue influence or veto power over the largest overseas investment banks operating in the market, and the Exchange has been criticized for giving low priority to investor protection. The commercial banking industry has not been immune to economic and currency turmoil that has periodically engulfed its Asian neighbors, and any future disruptions in the Asian region could have a derivative effect on this currency and interest rate sensitive industry. The cellular and communications services industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is among those that are the most highly regulated by the Chinese government. Cellular and communications services companies doing business in this large and expanding market must ensure that they are well protected by state sponsorship and have the necessary political connections vital to the granting of the relevant licenses.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING ASIA PACIFIC REGION (EX JAPAN)"
SECTION ON PAGE 25.

       SOUTHEAST ASIA.    The semiconductor industry comprised a
significant segment of the Southeast Asian market as a whole, as represented by the MSCI AC Far East ex Japan Index as of May 31, 2000. The semiconductor industry has historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. The semiconductor industry can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from other low-cost emerging economies.

       TAIWAN.    For decades, a state of hostility has existed
between Taiwan and the Peoples Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. Frequent military provocations and threats of full-scale military action by the Chinese have become more frequent in response to Taiwan's election of a new president who is considered to favor declaring Taiwan's independence. This situation poses a threat to Taiwan's economic well being and could adversely affect the nation's stock market.

   Taiwan is one of Asia's great exporting nations, but it thrives more on imitation than on creativity. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and from increasing competition from neighboring lower-cost countries.

   Although the listed companies on the Taiwan Stock Exchange cover a wide range of industries, electronics companies and the banking and insurance sector dominate the market. Semiconductor chips and other computer components are a mainstay of Taiwan's electronics sector. The businesses that produce these products are at risk of losing orders from computer companies in the United States as a result of rising concern over possible production disruptions stemming from future military confrontations with China. The semiconductor and electronics business is also highly price-competitive and can be negatively affected by currency fluctuations. In addition, producers face the risk of growing competition from low-cost, emerging economies.

   Taiwan's banking and insurance sector has recently been adversely affected by economic and currency turmoil in Asia. Rising loan defaults and corporate bankruptcies have prompted the Taiwanese government to initiate stabilization measures to prevent further collapse; but the success of these measures is far from assured.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA" SECTION ON PAGE
25.

   The telephone services industry comprised a major segment of the Latin American market as a whole, as represented by the MSCI Emerging Markets Free - Latin America Index as of June 19, 2000. The pace of the privatization of most of Latin America's telephone services companies has been accelerating and is generally expected to ameliorate the industry's worsening infrastructure problems and substantially expand and improve services to the consumer. Following the privatization and breakup of many of Latin America's telecommunications monopolies, telephone services companies are now faced with an increasingly competitive operating environment that could substantially affect their profit margins adversely. In addition, because these companies are regulated providers of a highly visible basic service, in a sovereign stress scenario a company may not be permitted to pass on increased operating expenses or devaluation-related price increases directly and immediately to consumers. Attempts by management to undertake restructuring initiatives, such as cutting employment overhead, could also meet with strong government and union opposition. Latin American countries have periodically experienced sharp economic slowdowns, high interest rates, and spiraling inflation. In this environment, the earnings and profits of telephone services companies could be particularly vulnerable. Access to capital could be substantially restricted by the market's reaction to regional or global economic crisis. Because telephone services companies issue among Latin America's largest and most liquid stocks, they may be among the first companies whose shares will be sold by foreign investors seeking to repatriate their overseas investments in times of regional or global crisis. Accordingly, shares of telephone services companies may be subject to a high degree of price volatility in these situations.

THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOLLOWING THE HEADING "HISTORICAL FUND RESULTS" FOUND IN THE "PERFORMANCE"
SECTION ON PAGE 34.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund have a maximum front-end sales charge of 3.00% which is included in the average annual and cumulative returns.

Europe Fund and Europe Capital Appreciation Fund had a maximum front-end sales charge of 3.00% (eliminated effective March 1, 2000) which is included in the average annual and cumulative returns.

For Europe Fund and Europe Capital Appreciation Fund, returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

For Pacific Basin Fund, returns do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

For Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund, returns do not include the effect of the funds' 1.50% short-term trading fee, applicable to shares held less than 90 days.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

During the 10-year period ended October 31, 1999, a hypothetical
$10,000 investment in Europe Fund would have grown to $32,385, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,759. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,728 for dividends and $4,676 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

During the period from December 21, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Europe Capital Appreciation Fund would have grown to $23,822, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION BEGINNING ON PAGE 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,212. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $601 for dividends and $3,279 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 40.

Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,461. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $479 for dividends and $1,795 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 45.

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 46.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.

On October 12, 1990, each of Canada Fund, Europe Fund, and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. On March 1, 2000, the 3% sales charge was eliminated for Europe Fund.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 47.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

   J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company
(2000), HCA - The Healthcare Company (1999), and Children First
(1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

   MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 47.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                    Edward C. Johnson 3d**  Abigail  P. Johnson**  Ralph F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Canada FundB                   $ 0                     $ 0                    $ 14          $ 13                 $ 14

Emerging Markets FundB         $ 0                     $ 0                    $ 96          $ 93                 $ 96

Europe FundB                   $ 0                     $ 0                    $ 445         $ 427                $ 441

Europe Capital Appreciation    $ 0                     $ 0                    $ 176         $ 169                $ 174
FundB

Hong Kong and China FundB      $ 0                     $ 0                    $ 43          $ 41                 $ 43

Japan FundB                    $ 0                     $ 0                    $ 116         $ 112                $ 116

Japan Smaller Companies FundB  $ 0                     $ 0                    $ 147         $ 142                $ 146

Latin America FundB            $ 0                     $ 0                    $ 98          $ 94                 $ 97

Nordic FundB                   $ 0                     $ 0                    $ 31          $ 30                 $ 31

Pacific Basin FundB            $ 0                     $ 0                    $ 91          $ 88                 $ 91

Southeast Asia FundB           $ 0                     $ 0                    $ 83          $ 80                 $ 83

TOTAL COMPENSATION FROM THE    $ 0                     $ 0                    $ 223,500     $ 220,500            $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                     E. Bradley Jones ***  Donald J. Kirk  Ned C. Lautenbach ****  Peter  S. Lynch**  William O. McCoy
FUND

Canada FundB                   $ 13                  $ 13            $ 1                     $ 0                $ 14

Emerging Markets FundB         $ 96                  $ 95            $ 10                    $ 0                $ 96

Europe FundB                   $ 441                 $ 438           $ 31                    $ 0                $ 441

Europe Capital Appreciation    $ 174                 $ 173           $ 11                    $ 0                $ 174
FundB

Hong Kong and China FundB      $ 43                  $ 42            $ 4                     $ 0                $ 43

Japan FundB                    $ 116                 $ 115           $ 18                    $ 0                $ 116

Japan Smaller Companies FundB  $ 147                 $ 146           $ 40                    $ 0                $ 146

Latin America FundB            $ 97                  $ 97            $ 7                     $ 0                $ 97

Nordic FundB                   $ 31                  $ 31            $ 2                     $ 0                $ 31

Pacific Basin FundB            $ 90                  $ 90            $ 14                    $ 0                $ 91

Southeast Asia FundB           $ 82                  $ 82            $ 9                     $ 0                $ 83

TOTAL COMPENSATION FROM THE    $ 222,000             $ 226,500       $ 0                     $ 0                $ 223,500
FUND COMPLEX*,A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A  Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen**  Thomas R. Williams
FUND

Canada FundB                   $ 17                 $ 14            $ 0                $ 13

Emerging Markets FundB         $ 119                $ 96            $ 0                $ 94

Europe FundB                   $ 545                $ 441           $ 0                $ 433

Europe Capital Appreciation    $ 215                $ 174           $ 0                $ 171
FundB

Hong Kong and China FundB      $ 53                 $ 43            $ 0                $ 42

Japan FundB                    $ 144                $ 116           $ 0                $ 114

Japan Smaller Companies FundB  $ 184                $ 146           $ 0                $ 143

Latin America FundB            $ 120                $ 97            $ 0                $ 95

Nordic FundB                   $ 38                 $ 31            $ 0                $ 30

Pacific Basin FundB            $ 113                $ 91            $ 0                $ 89

Southeast Asia FundB           $ 103                $ 83            $ 0                $ 81

TOTAL COMPENSATION FROM THE    $ 273,500            $ 220,500       $ 0                $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** Mr. Jones served on the Board of Trustees through December 31,
1999.

**** During the period from October 14, 1999 through December 31,
1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "MANAGEMENT
CONTRACTS" SECTION ON PAGE 55.

   FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of the management fees reimbursed by FMR under the expense reimbursement for each period.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 55.

   On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIIA. On behalf of Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FIIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 55.

   For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

   (small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

   (small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

   (small solid bullet) FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 55.

   For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

   (small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

   (small solid bullet) FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

   (small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets        Annualized Fee Rate

 from $0 - $500 million      0.30%

 $500 million - $1 billion   0.25%

 over $500 million           0.20%

   FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

   (small solid bullet) FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.

Average Group Assets          Annualized Fee Rate

 from $0 - $200 million        0.30%

 $200 million - $500 million   0.25%

 over $500 million             0.20%

   FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 56.

   For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FIIA (U.K.)L., and FIJ on behalf of Emerging Markets Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund for the past three fiscal years are shown in the table below.

Fiscal Year Ended October 31  FIIA          FIIA(U.K.)L   FIJ

Emerging Markets Fund

1999                          $ 1,032,343A  $ 271,883B    $ 0

1998                          $ 0           $ 0           $ 0

1997                          $ 0           $ 0           $ 0

Europe Fund

1999                          $ 3,342,771A  $ 1,173,702B  $ 0

1998                          $ 3,337,270A  $ 1,841,726B  $ 0

1997                          $ 3,469,914A  $ 1,630,394B  $ 0

Hong Kong and China Fund

1999                          $ 565,181A    $ 0           $ 0

1998                          $ 573,302A    $ 0           $ 0

1997                          $ 812,733A    $ 0           $ 0

Japan Fund

1999                          $ 232,548A    $ 0           $ 1,811,331C

1998                          $ 1,202,885A  $ 0           $ 0

1997                          $ 1,337,897A  $ 0           $ 0

Japan Smaller Companies Fund

1999                          $ 0           $ 0           $ 2,613,937C

1998                          $ 0           $ 0           $ 351,549C

1997                          $ 0           $ 0           $ 351,251C

Latin America Fund

1999                          $ 0           $ 0           $ 0

1998                          $ 0           $ 0           $ 0

1997                          $ 0           $ 0           $ 0

Nordic Fund

1999                          $ 313,079A    $ 84,643B     $ 0

1998                          $ 265,220A    $ 118,106B    $ 0

1997                          $ 255,453A    $ 149,480B    $ 0

Pacific Basin Fund

1999                          $ 195,409A    $ 0           $ 0

1998                          $ 1,127,973A  $ 0           $ 0

1997                          $ 1,186,431A  $ 0           $ 0

Southeast Asia Fund

1999                          $ 1,391,758A  $ 0           $ 0

1998                          $ 1,351,153A  $ 0           $ 0

1997                          $ 2,191,832A  $ 0           $ 0

   A Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

   B Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

   C Prior to August 1, 1999, FMR paid FIJ a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis. For the period August 1, 1999 to July 1, 2000, FMR paid FIJ a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION IN THE
"MANAGEMENT CONTRACTS" SECTION ON PAGE 56.

   Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIJ is primarily responsible for choosing investments for Japan Fund and Japan Smaller Companies
Fund.